MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Growth and Income Portfolio (Class H) and the S&P 500 Index, from January 2, 1992 through December 31, 2000

[CHART]

           GROWTH AND INCOME
           PORTFOLIO (CLASS H)        S&P 500 INDEX
      1/92                     $9,740             $9,814
      2/92                     $9,750            $10,129
      3/92                     $9,430             $9,932
      4/92                     $9,460            $10,224
      5/92                     $9,440            $10,274
      6/92                     $9,320            $10,121
      7/92                     $9,700            $10,533
      8/92                     $9,680            $10,319
      9/92                     $9,790            $10,440
     10/92                     $9,940            $10,476
     11/92                    $10,290            $10,832
     12/92                    $10,338            $10,965
      1/93                    $10,207            $11,057
      2/93                    $10,106            $11,208
      3/93                    $10,267            $11,444
      4/93                     $9,663            $11,167
      5/93                     $9,774            $11,465
      6/93                     $9,774            $11,499
      7/93                     $9,753            $11,453
      8/93                    $10,015            $11,887
      9/93                     $9,905            $11,795
     10/93                     $9,975            $12,039
     11/93                     $9,844            $11,925
     12/93                    $10,112            $12,069
      1/94                    $10,194            $12,480
      2/94                    $10,133            $12,141
      3/94                     $9,661            $11,613
      4/94                     $9,630            $11,762
      5/94                     $9,579            $11,954
      6/94                     $9,385            $11,661
      7/94                     $9,538            $12,043
      8/94                     $9,979            $12,536
      9/94                     $9,651            $12,230
     10/94                     $9,794            $12,504
     11/94                     $9,405            $12,049
     12/94                     $9,487            $12,227
      1/95                     $9,581            $12,544
      2/95                     $9,922            $13,032
      3/95                    $10,223            $13,416
      4/95                    $10,451            $13,811
      5/95                    $10,689            $14,362
      6/95                    $10,989            $14,695
      7/95                    $11,362            $15,181
      8/95                    $11,486            $15,219
      9/95                    $11,807            $15,861
     10/95                    $11,704            $15,804
     11/95                    $12,294            $16,497
     12/95                    $12,383            $16,815
      1/96                    $12,854            $17,387
      2/96                    $13,210            $17,548
      3/96                    $13,252            $17,717
      4/96                    $13,419            $17,977
      5/96                    $13,702            $18,439
      6/96                    $13,681            $18,509
      7/96                    $12,906            $17,691
      8/96                    $13,419            $18,065
      9/96                    $14,047            $19,080
     10/96                    $14,445            $19,606
     11/96                    $15,230            $21,087
     12/96                    $15,123            $20,669
      1/97                    $15,788            $21,959
      2/97                    $15,726            $22,132
      3/97                    $15,295            $21,225
      4/97                    $15,924            $22,490
      5/97                    $17,058            $23,864
      6/97                    $17,834            $24,926
      7/97                    $19,559            $26,908
      8/97                    $19,091            $25,401
      9/97                    $20,363            $26,790
     10/97                    $19,488            $25,895
     11/97                    $19,735            $27,094
     12/97                    $20,030            $27,560
      1/98                    $20,074            $27,864
      2/98                    $21,742            $29,873
      3/98                    $22,810            $31,402
      4/98                    $23,059            $31,722
      5/98                    $22,386            $31,177
      6/98                    $22,869            $32,442
      7/98                    $22,123            $32,099
      8/98                    $18,348            $27,460
      9/98                    $19,460            $29,221
     10/98                    $20,733            $31,593
     11/98                    $21,801            $33,508
     12/98                    $23,299            $35,438
      1/99                    $23,347            $36,919
      2/99                    $22,481            $35,771
      3/99                    $22,717            $37,202
      4/99                    $23,111            $38,641
      5/99                    $23,111            $37,730
      6/99                    $24,086            $39,816
      7/99                    $23,677            $38,578
      8/99                    $23,331            $38,385
      9/99                    $22,812            $37,333
     10/99                    $23,614            $39,696
     11/99                    $24,165            $40,502
     12/99                    $25,707            $42,884
      1/00                    $24,606            $40,731
      2/00                    $24,841            $39,961
      3/00                    $26,949            $43,869
      4/00                    $25,854            $42,549
      5/00                    $25,113            $41,677
      6/00                    $25,079            $42,702
      7/00                    $24,827            $42,036
      8/00                    $26,258            $44,646
      9/00                    $24,658            $42,289
     10/00                    $25,096            $42,111
     11/00                    $22,873            $38,793
     12/00                    $24,456            $38,983

The performance of the other class will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in the other class.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/00

                              6 Months        1 Year        5 Years        Inception*
GROWTH AND INCOME PORTFOLIO
(CLASS H)                     -2.48%          -4.87%          14.58%           10.44%
GROWTH AND INCOME PORTFOLIO
(CLASS I)                     -2.62           -5.06             N/A             2.77
S&P 500 INDEX                 -8.71           -9.10           18.33            16.49

* Inception: since commencement of issuance on January 2, 1992 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.
     The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

     Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended December 31, 1999 and the period from January 1, 2000 through February 29, 2000, the Portfolio's investment manager voluntarily waived payment of certain fees on Class I shares. Without this waiver, performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[SIDENOTE]

The graph depicts the performance of Mitchell Hutchins Series Trust--Growth and Income Portfolio (Class H) and the S&P 500 Index. It is important to note the Growth and Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

                                                               February 15, 2001

Dear Contract Owner,

We are pleased to present you with the annual report for Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 2000.

MARKET REVIEW

[GRAPHIC]

The fiscal year ended December 31, 2000 was marked by volatility and a net decrease for almost every major stock index. While the technology-laden Nasdaq Composite Index fell a dramatic 39.29% for the fiscal year--at one point losing over half the value of its mid-year high--the Standard & Poor's 500 Index declined just 9.10% for the fiscal period. Most of the decline--7.82%--occurred during the last quarter when Nasdaq's severe correction spread to other equity markets. Even more dramatic was the relative performance of value stocks during the period, gaining 7.01% for the fiscal year as measured by the Russell 1000 Value Index. Value stocks enjoyed their best stretch in years, outperforming growth stocks by almost 3000 basis points (as measured by the Russell 1000 Value and Growth Indexes).

What began as another stellar year for the economy and stock issues gave way to fears of rapid inflation, which prompted the Federal Reserve (the "Fed") to raise the Fed Funds rates three times for a total of 1% through May. The Fed's tightening, in combination with rising energy costs, helped to slow the economy by the third quarter, with GDP (gross domestic product) falling significantly from its second quarter high of 5.6% to an estimated 1.4% in the fourth quarter. Inflation fears gave way to recession fears, and the Fed cut rates twice post-period in January 2001 by a combined 1% with the hopes of engineering a soft landing.

While the stock market's woes can be tied, in part, to the broad economic factors, market fundamentals were also instrumental in the correction. For the past two years, value stocks have paled in comparison to growth stocks, as momentum investors ignored valuations and other underlying fundamentals. When some of these companies failed to meet earnings expectations, investors fled these and other growth stocks, taking prices down with them. Investors looking for growth potential elsewhere rediscovered conservatively priced value stocks.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO        ANNUAL REPORT

PORTFOLIO REVIEW

The Portfolio declined 4.87% for the fiscal year, comparing favorably to its benchmark, the S&P 500 Index, which declined 9.10%. The valuation anomaly between growth and value securities, so prevalent during the technology sector's market run-up, began to shrink as the year came to a close and investors once again began searching for fundamentally sound values.

During the fourth quarter, we reduced our holding in the technology sector from 24% to 14% of Portfolio assets, helping to improve performance and sector diversification, while providing a less expensive valuation structure and lower risk profile. The addition of financial sector companies also enhanced performance--the Fed's year-end decision to lower interest rates catalyzed strong performance from many of our additions in this sector. Three financial companies--J.P. Morgan (4.2%), Household International (3.9%) and Citigroup (3.5%)--were among the Portfolio's top five holdings at year-end. The consumer services and consumer staples sectors, in which we increased our exposure, also helped the Portfolio's performance.

NEW PORTFOLIO MANAGEMENT

On October 6, 2000, the board of trustees for the Portfolio terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins and approved new investment management arrangements that became effective on October 10, 2000, including a new interim subadvisory contract with Alliance Capital Management L.P., which assumed the day-to-day portfolio management responsibilities of the Portfolio effective October 10, 2000.

More information about the new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated May 1, 2000.

ANNUAL REPORT

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*                    12/31/00        6/30/00
--------------------------------------------------------------------------------------
Stocks                                          92.8%          75.9%
Convertible Bonds/Preferred Stocks               3.7%           5.0%
Cash Equivalents                                 3.5%          19.1%
No. of Securities                                  79             73
Net Assets ($mm)                                $25.5          $27.1
--------------------------------------------------------------------------------------

TOP FIVE SECTORS*                12/31/00                                       6/30/00
--------------------------------------------------------------------------------------
Financial                          27.4%      Technology                         24.4%
Consumer Cyclicals                 18.2       Financial                          14.8
Technology                         14.4       Consumer Cyclicals                 11.8
Energy                              7.1       Energy                             10.6
Consumer Non-Cyclicals              7.0       Capital Goods                       5.5
--------------------------------------------------------------------------------------
Total                              74.1%      Total                              67.1%


TOP 10 HOLDINGS*                 12/31/00                                       6/30/00
--------------------------------------------------------------------------------------
J.P. Morgan                         4.2%      Cisco Systems                       4.3%
Household International             3.9       JDS Uniphase                        2.5
Tyco International                  3.8       Citigroup                           2.2
Citigroup                           3.5       Chevron                             2.1
United Technologies                 3.4       Morgan Stanley Dean Witter          2.1
BP Amoco                            3.3       Dell Computer                       2.0
First Data                          3.1       Exxon-Mobil                         1.9
Philip Morris                       3.0       Schering-Plough                     1.9
Comcast                             2.7       IBM                                 1.9
BankAmerica                         2.7       Applied Materials                   1.8
--------------------------------------------------------------------------------------
Total                              33.6%      Total                              22.7%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO        ANNUAL REPORT

OUTLOOK

Quick action by the Federal Reserve, which reduced the Fed Fund rate to 5.5% in January 2001, should help to stave off fears of a recession. Nevertheless, real concern still exists, consumer and business confidence is at its lowest point in some time and manufacturing output is virtually flat.

We believe that real GDP should run about 2% during the first half of 2001, increasing to 3% during the second half of the year. Anticipated future interest rate cuts of as much as 1% and an expected, broad-based federal tax cut should help to move the economy to more sustainable growth again. Inflation, on the other hand, should fall between 2% and 3% for the year.

While we believe the economy will revive again by mid-year, wild cards such as rising energy prices, instability in the Middle East or unexpected investor backlash to the broad stock market could change the picture. We believe, however, that interest rate decreases and tax cuts should push the economy back into a healthy cycle of growth.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Brian M. Storms
BRIAN M. STORMS
President and
Chief Executive Officer
Mitchell Hutchins
Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2000

 NUMBER OF
  SHARES                                         VALUE
 ---------                                   -------------
COMMON STOCKS--92.77%
AIRLINES--1.62%
    8,000  Continental Airlines, Inc.* ....  $     413,000
                                             -------------
APPAREL, RETAIL--0.74%
   11,000  Limited, Inc. ..................        187,688
                                             -------------
BANKS--11.73%
   18,750  Bank One Corp. .................        686,719
   15,000  BankAmerica Corp. ..............        688,125
    7,500  First Union Corp. ..............        208,594
    3,500  FleetBoston Financial Corp. ....        131,469
    6,500  J.P. Morgan & Company, Inc. ....      1,075,750
    4,000  KeyCorp. .......................        112,000
    3,100  National City Corp. ............         89,125
                                             -------------
                                                 2,991,782
                                             -------------
CHEMICALS--4.69%
    5,500  Dow Chemical Co. ...............        201,437
    3,000  Eastman Chemical Co. ...........        146,250
    5,750  Kerr-McGee Corp. ...............        384,891
   25,000  Lyondell Petrochemical Co. .....        382,812
    1,500  Union Carbide Corp. ............         80,719
                                             -------------
                                                 1,196,109
                                             -------------
COMPUTER HARDWARE--1.25%
    6,000  Cisco Systems, Inc.* ...........        229,500
    5,000  Gateway, Inc.* .................         89,950
                                             -------------
                                                   319,450
                                             -------------
COMPUTER SOFTWARE--0.85%
    5,000  Microsoft Corp.* ...............        216,875
                                             -------------
CONSUMER DURABLES--0.50%

         5,000    Masco Corp. .............        128,438
                                             -------------
DEFENSE & AEROSPACE--1.18%
    1,500  Boeing Co. .....................         99,000
    3,000  PMI Group, Inc. ................        203,063
                                             -------------
 ..........................................        302,063
                                             -------------
DRUGS & MEDICINE--2.01%
    5,000  Pfizer, Inc. ...................        230,000
    5,000  Schering-Plough Corp. ..........        283,750
                                             -------------
                                                   513,750
                                             -------------
ELECTRIC UTILITIES--1.21%
    3,250  AES Corp.* .....................        179,969
    1,500  Duke Energy Corp. ..............        127,875
                                             -------------
                                                   307,844
                                             -------------

ELECTRICAL EQUIPMENT--0.35%
    3,500  Jabil Circuit, Inc.* ...........  $      88,813
                                             -------------
ENERGY RESERVES & PRODUCTION--5.27%
   17,500  BP Amoco PLC, ADR ..............        837,812
    2,500  Chevron Corp. ..................        211,094
    2,000  Exxon Mobil Corp. ..............        173,875
    2,000  Murphy Oil Corp. ...............        120,875
                                             -------------
                                                 1,343,656
                                             -------------
ENTERTAINMENT--2.80%
    3,000  Carnival Corp. .................         92,438
    7,500  Disney, Walt Co. ...............        217,031
    8,250  Royal Caribbean Cruises Ltd.* ..        218,212
    4,000  Viacom, Inc., Class B* .........        187,000
                                             -------------
                                                   714,681
                                             -------------
FINANCIAL SERVICES--9.49%
    7,500  CIT Group, Inc. ................        150,938
   17,500  Citigroup, Inc. ................        893,593
    2,500  Federal Home Loan Mortgage Corp.        172,187
   18,000  Household International, Inc. ..        990,000
    5,800  MBNA Corp. .....................        214,237
                                             -------------
                                                 2,420,955
                                             -------------
FOOD & BEVERAGES--2.35%
   15,000  Pepsi Bottling Group Inc. ......        599,062
                                             -------------
HOTELS--0.58%
   12,500  Park Place Entertainment Corp. .        149,219
                                             -------------
HOUSEHOLD PRODUCTS--1.59%
    8,500  Avon Products, Inc. ............        406,937
                                             -------------
INDUSTRIAL PARTS--3.39%
   11,000  United Technologies Corp. ......        864,875
                                             -------------
INDUSTRIAL SERVICES & SUPPLIES--3.81%
   17,500  Tyco International Ltd. ........        971,250
                                             -------------
INFORMATION & COMPUTER SERVICES--4.98%
    2,500  AMR Corp.* .....................         97,969
    2,500  Computer Sciences Corp.* .......        150,313
    4,000  Electronic Data Systems Corp. ..        231,000
   15,000  First Data Corp. ...............        790,312
                                             -------------
                                                 1,269,594
                                             -------------
LEISURE--0.71%
   12,500  Mattel, Inc. ...................        180,500
                                             -------------
LONG DISTANCE & PHONE COMPANIES--4.89%
   30,000  AT&T Corp. .....................        519,375
   11,000  Dynegy Inc., ...................        616,687
    8,000  Worldcom, Inc.* ................        112,000
                                             -------------
                                                 1,248,062
                                             -------------


COMMON STOCKS--(CONCLUDED)
MANUFACTURING - HIGH TECHNOLOGY--3.03%
    9,000  Flextronics International Ltd.*   $     256,500
    3,000  Sanmina Corp.* .................        229,875
    8,500  Solectron Corp.* ...............        288,150
                                             -------------
                                                   774,525
                                             -------------
MEDIA--4.32%
   15,500  AT&T Liberty Media Corp.* ......        210,219
    2,100  Belo (A.H.) Corp. ..............         33,600
    3,500  Clear Channel Communications* ..        169,531
   16,500  Comcast Corp., * ...............        688,875
                                             -------------
                                                 1,102,225
                                             -------------
MEDICAL PRODUCTS--2.72%
    4,100  Guidant Corp.* .................        221,144
    4,500  Johnson & Johnson ..............        472,781
                                             -------------
                                                   693,925
                                             -------------
MINING & METALS--0.72%
    5,500  Alcoa, Inc. ....................        184,250
                                             -------------
MOTOR VEHICLES--0.35%
    8,047  Delphi Automotive Systems Corp.          90,529
                                             -------------
OIL SERVICES--1.84%
    6,000  Noble Drilling Corp. ...........        260,625
    6,500  Santa Fe International Corp ....        208,406
                                             -------------
                                                   469,031
                                             -------------
OTHER INSURANCE--0.73%
    2,750  MGIC Investment Corp. ..........        185,453
                                             -------------


PUBLISHING--2.78%
    6,500  Gannett, Inc. ..................  $     409,906
    3,000  Knight Ridder, Inc. ............        170,625
    3,250  New York Times Co., Class A ....        130,203
                                             -------------
                                                   710,734
                                             -------------
SECURITIES & ASSET MANAGEMENT--1.75%
    2,500  Merrill Lynch & Company, Inc. ..        170,469
    3,500  Morgan Stanley Dean Witter & Co.        277,376
                                             -------------
                                                   447,845
                                             -------------
SEMICONDUCTOR--3.93%
    7,500  Altera Corp.* ..................        197,344
    5,000  Applied Materials, Inc.* .......        190,937
    4,000  Intel Corp. ....................        121,000
    2,500  JDS Uniphase Corp.* ............        104,219
   11,000  Micron Technology, Inc.* .......        390,500
                                             -------------
                                                 1,004,000
                                             -------------
SPECIALTY RETAIL--1.59%
    4,000  Home Depot, Inc. ...............        182,750
    5,000  Lowe's Companies, Inc. .........        222,500
                                             -------------
                                                   405,250
                                             -------------
TOBACCO--3.02%
   17,500  Philip Morris Companies, Inc. ..        770,000
                                             -------------
Total Common Stocks (cost--$22,127,510)         23,672,370
                                             -------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

 PRINCIPAL
  AMOUNT
   (000)                                                                          MATURITY DATES      INTEREST RATES       VALUE
-----------                                                                      ----------------   ------------------ -------------
CONVERTIBLE BONDS--3.65%

FINANCIAL SERVICES--3.65%
$     900  Bell Atlantic Financial Services Inc.+  (cost--$900,000) ...............  09/15/05              4.250%       $   931,500
                                                                                                                        -----------

REPURCHASE AGREEMENT--3.76%
      959    Repurchase Agreement dated 12/29/00 with State Street Bank and
               Trust Co., collateralized by $603,313 U.S. Treasury Bonds, 5.250%
               due 11/15/28 (value-$582,763); and $371,200 U.S. Treasury
               Notes, 6.250% to 6.875% due 06/30/02 to 05/15/06
               (value-$395,491); proceeds: $959,623 (cost-$959,000) ...............  01/02/01              5.850            959,000
                                                                                                                        -----------
Total Investments (cost--$23,986,510)--100.18% ....................................                                      25,562,870
Liabilities in excess of other assets--(0.18)% ....................................                                         (46,875)
                                                                                                                        -----------
Net Assets--100.00% ...............................................................                                     $25,515,995
                                                                                                                        ===========

---------------------
*    Non-Income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers.
ADR  American Depository Receipt


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                                    DECEMBER 31, 2000
ASSETS
Investments in securities, at value (cost--$23,986,510) ........................        $25,562,870
Cash ...........................................................................                801
Dividends and interest receivable ..............................................             39,312
Other assets ...................................................................              1,701
                                                                                        -----------
Total assets ...................................................................         25,604,684
                                                                                        -----------
LIABILITIES
Payable to investment manager and administrator ................................             19,429
Accrued expenses and other liabilities .........................................             69,260
                                                                                        -----------
Total liabilities ..............................................................             88,689
                                                                                        -----------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized) ............         18,958,898
Undistributed net investment income ............................................            211,521
Accumulated net realized gains from investment transactions ....................          4,769,216
Net unrealized appreciation of investments .....................................          1,576,360
                                                                                        -----------
Net assets .....................................................................        $25,515,995
                                                                                        ===========
CLASS H:
Net assets .....................................................................        $17,471,344
                                                                                        -----------
Shares outstanding .............................................................          1,203,074
                                                                                        -----------
Net asset value, offering price and redemption value per share .................             $14.52
                                                                                             ======
CLASS I:
Net assets .....................................................................        $ 8,044,651
                                                                                        -----------
Shares outstanding .............................................................            554,803
                                                                                        -----------
Net asset value, offering price and redemption value per share .................             $14.50
                                                                                             ======

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                    FOR THE
                                                                                   YEAR ENDED
                                                                                DECEMBER 31, 2000
INVESTMENT INCOME:
Interest .......................................................................   $    263,342
Dividends (net of foreign withholding taxes of $1,954) .........................        271,254
                                                                                    -----------
 ...............................................................................        534,596
                                                                                    -----------
EXPENSES:
Investment management and administration .......................................        189,352
Professional fees ..............................................................         44,584
Reports and notices to shareholders ............................................         27,467
Custody and accounting .........................................................         18,313
Distribution fee--Class I ......................................................         18,135
Trustees' fees .................................................................          7,500
Transfer agency fees and related service expenses ..............................          3,000
Other expenses .................................................................         16,947
                                                                                    -----------
 ...............................................................................        325,298
Less: Fee waiver from investment manager .......................................         (2,561)
                                                                                    -----------
Net expenses ...................................................................        322,737
                                                                                    -----------
Net investment income ..........................................................        211,859
                                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investments ............................................      4,769,550
Net change in unrealized appreciation/depreciation of investments ..............     (6,305,752)
                                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ..................     (1,536,202)
                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $ (1,324,343)
                                                                                   ============

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             FOR THE YEARS
                                                                                                           ENDED DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          2000             1999
                                                                                                      ------------     -------------
FROM OPERATIONS:
Net investment income ...........................................................................     $    211,859     $    91,533
Net realized gains from investments .............................................................        4,769,550       1,821,542
Net change in unrealized appreciation/depreciation of investments ...............................       (6,305,752)        788,421
                                                                                                      ------------     -------------
Net increase (decrease) in net assets resulting from operations .................................       (1,324,343)      2,701,496
                                                                                                      ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H ..................................................................          (69,395)           (296)
Net investment income--Class I ..................................................................          (22,273)            (47)
Net realized gains from investments--Class H ....................................................       (1,376,246)             --
Net realized gains from investments--Class I ....................................................         (441,712)             --
                                                                                                      ------------     -------------
Total dividends and distributions to shareholders ...............................................       (1,909,626)            (343)
                                                                                                      ------------     -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ............................................................        7,448,630       13,898,885
Cost of shares repurchased ......................................................................       (9,266,446)     (14,267,919)
Proceeds from dividends reinvested ..............................................................        1,909,625        1,829,366
                                                                                                      ------------     -------------
Net increase in net assets from beneficial interest transactions ................................           91,809        1,460,332
                                                                                                      ------------     -------------
Net increase (decrease) in net assets ...........................................................       (3,142,160)       4,161,485
NET ASSETS:
Beginning of year ...............................................................................       28,658,155       24,496,670
                                                                                                      ------------     -------------
End of year (including undistributed net investment income of $211,521 and $91,533, respectively)      $25,515,995     $ 28,658,155
                                                                                                       ===========     ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

     The Fund accounts separately for the assets, liabilities, and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital"), the Portfolio's sub-adviser. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT MANAGER AND ADMINISTRATOR

     The board has approved an investment management and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Mitchell Hutchins an investment management and administration fee, which is computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio's average daily net assets. At December 31, 2000, the Portfolio owed Mitchell Hutchins $14,631 in investment management and administration fees. Mitchell Hutchins waived a portion of its investment management and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended December 31, 2000, Mitchell Hutchins waived $2.

     Mitchell Hutchins has entered into a sub-advisory contract ("Alliance Capital Contract") with Alliance Capital dated October 10, 2000, pursuant to which Alliance Capital serves as investment sub-adviser for the Portfolio. Under the Alliance Capital Contract, Mitchell Hutchins (not the Porfolio) is obligated to pay Alliance Capital a fee, computed daily and paid monthly, at the annual rate of 0.35% of the Portfolio's average daily net assets.

   For the year ended December 31, 2000, the Portfolio paid $1,440 and $665 in brokerage commissions to PaineWebber and UBS AG, respectively, for transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

     Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 1, 2000 to February 29, 2000, Mitchell Hutchins voluntarily agreed to waive $2,559 of the distribution fees on Class I shares. At December 31, 2000, the Portfolio owed Mitchell Hutchins $4,798 in distribution fees.

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders or other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at a rate based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at December 31, 2000 was substantially the same as the cost of securities for financial statement purposes.


     At December 31, 2000, the components of net unrealized appreciation of investments were as follows:

     Gross appreciation (investment having an excess of value over cost) ...........    $ 2,823,761
     Gross depreciation (investment having an excess of cost over value) ...........     (1,247,401)
                                                                                        -----------
     Net unrealized appreciation of investments ....................................    $ 1,576,360
                                                                                        ===========

     For the year ended December 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $28,793,637 and $29,051,353, respectively.

SECURITIES LENDING

     The Portfolio may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation of $15 from the Portfolio for the year ended December 31, 2000. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

     For the year ended December 31, 2000, the Portfolio earned $49 net of fees, rebates and expenses, for securities lending transactions. At December 31, 2000, there were no securities out on loan.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2000, the Portfolio's undistributed net investment income was decreased by $203 and the accumulated net realized gains were increased by $203.

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                  CLASS H                                              CLASS I
                              ------------------------------------------------     -----------------------------------------------
                                             FOR THE YEARS ENDED                                                 FOR THE PERIOD
                                                  DECEMBER 31,                            FOR THE               JANUARY 5, 1999+
                              ------------------------------------------------          YEAR ENDED                  THROUGH
                                      2000                       1999                DECEMBER 31, 2000         DECEMBER 31, 1999
                              ---------------------     ----------------------     ---------------------    ----------------------
                               SHARES      AMOUNT        SHARES      AMOUNT         SHARES      AMOUNT       SHARES      AMOUNT
                              -------   -----------     -------   -------------    -------   -----------    -------    -----------
Shares sold ................  261,538   $ 4,009,770     475,891   $   7,077,528    226,278   $ 3,438,860    457,242    $ 6,821,357
Shares repurchased ......... (524,977)   (8,037,983)   (879,980)    (13,103,459)   (80,514)   (1,228,463)   (77,853)    (1,164,460)
Dividends reinvested .......   92,433     1,445,642     124,442       1,829,319     29,647       463,983          3             47
                              -------   -----------     -------   -------------    -------   -----------    -------    -----------
Net increase (decrease) .... (171,006)  $(2,582,571)   (279,647)  $  (4,196,612)   175,411   $ 2,674,380    379,392    $ 5,656,944
                              =======   ===========     =======   =============    =======   ===========    =======    ===========

-----------------------
+ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:


                                                                    CLASS H
                                             ------------------------------------------------------

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------
                                              2000(2)        1999       1998       1997       1996
                                             --------    --------    --------   --------   --------
Net asset value, beginning of period ....... $  16.34    $  14.81    $  13.69   $  12.27   $  11.83
                                             --------    --------    --------   --------   --------
Net investment income ......................     0.13@       0.05@       0.07       0.10       0.06
Net realized and unrealized gains (losses)
  from investments .........................    (0.85)@      1.48@       2.16       3.88       2.53
                                             --------    --------    --------   --------   --------
Net increase (decrease) from investment
  operations ...............................    (0.72)       1.53        2.23       3.98       2.59
                                             --------    --------    --------   --------   --------
Dividends from net
  investment income ........................    (0.05)      (0.00)#     (0.07)     (0.10)     (0.06)
Distributions from net realized
  gains from investments ...................    (1.05)         --       (1.04)     (2.46)     (2.09)
                                             --------    --------    --------   --------   --------
Total dividends and distributions ..........    (1.10)      (0.00)#     (1.11)     (2.56)     (2.15)
                                             --------    --------    --------   --------   --------
Net asset value, end of period ............. $  14.52    $  16.34    $  14.81   $  13.69   $  12.27
                                             ========    ========    ========   ========   ========
Total investment return(1) .................    (4.87)%     10.33%      16.32%     32.45%     22.12%
                                             ========    ========    ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (000's) .......... $  17,471   $ 22,457     $24,497    $18,493   $ 14,520
Expenses to average net assets,
  before waiver from manager ...............      1.14%      1.23%       1.04%      1.04%      1.58%
Expenses to average net assets,
  after waiver from manager ................      1.14%      1.23%       1.04%      1.04%      1.58%
Net investment income to
  average net assets, before
  waiver from manager ......................      0.83%      0.36%       0.46%      0.71%      0.49%
Net investment income to
  average net assets, after
  waiver from manager ......................      0.83%      0.36%       0.46%      0.71%      0.49%
Portfolio turnover rate ....................       122%        65%         69%        92%        99%


                                                            CLASS I
                                             ----------------------------------------
                                                                     FOR THE PERIOD
                                                   FOR THE          JANUARY 5, 1999+
                                                  YEAR ENDED             THROUGH
                                             DECEMBER 31, 2000(2)   DECEMBER 31, 1999
                                             --------------------   -----------------
Net asset value, beginning of period .......      $ 16.35               $  14.70
                                                  -------               --------
Net investment income ......................         0.10@                  0.04@
Net realized and unrealized gains (losses)
  from investments .........................        (0.85)@                 1.61@
                                                  -------               --------
Net increase (decrease) from investment
  operations ...............................        (0.75)                  1.65
                                                  -------               --------
Dividends from net
  investment income ........................        (0.05)                 (0.00)#
Distributions from net realized
  gains from investments ...................        (1.05)                    --
                                                  -------               --------
Total dividends and distributions ..........        (1.10)                 (0.00)#
                                                  -------               --------
Net asset value, end of period .............      $ 14.50               $  16.35
                                                  =======               ========
Total investment return(1) .................        (5.06)%                11.23%
                                                  =======               ========
Ratios/Supplemental Data:
Net assets, end of period (000's) ..........      $ 8,045               $  6,201
Expenses to average net assets,
  before waiver from manager ...............         1.37%                  1.48%*
Expenses to average net assets,
  after waiver from manager ................         1.33%                  1.23%*
Net investment income to
  average net assets, before
  waiver from manager ......................         0.62%                  0.04%*
Net investment income to
  average net assets, after
  waiver from manager ......................         0.66%                  0.29%*
Portfolio turnover rate ....................          122%                    65%
--------------------------

+    Commencement of issuance of shares.
*    Annualized
#    Amount is less than $0.005.
@    Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Investment Sub-Advisory functions for this Portfolio were transferred from Mitchell Hutchins Asset Management Inc. to Alliance Capital Management L.P. on October 10, 2000.

MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Growth and Income Portfolio

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Growth and Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Growth and Income Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernest & Young LLP

New York, New York
February 7, 2001

----------------------------------------------------------------------

ANNUAL REPORT



MITCHELL
HUTCHINS SERIES
TRUST



GROWTH AND
INCOME PORTFOLIO



DECEMBER 31, 2000


-C-2001 PaineWebber Incorporated
All rights reserved.